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   NUMBER                                                             SHARES

  HT 00290
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                             HARMONY TRADING CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                                  COMMON STOCK              CUSIP  413303 10 8

THIS CERTIFIES THAT:

is owner of

                                                                       $0.000333

   FULLY PAID AND NON-ASSESSSABLE SHARES OF COMMON STOCK OF PAR VALUE EACH OF

                             HARMONY TRADING CORP.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of New York, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:                      COUNTERSIGNED:
                                      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                                    NEW YORK, NY
                                                                  TRANSFER AGENT
                                                      BY:
                                                              AUTHORIZED OFFICER
                              HARMONY TRADING CORP.
                                    CORPORATE
                                     [SEAL]
                                      1996
                                    NEW YORK

SECRETARY                                              PRESIDENT

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT - ___________Custodian__________
TEN ENT - as tenants by the entireties                               (Cust)            (Minor)
JT TEN - as joint tenants with right of                         under Uniform Gifts to Minors
         survivorship and not as tenants
         in common                                                        Act___________
                                                                                  (State)

                                        -
     Additional abbreviations may also be used though not in the above list.

     For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________


                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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